Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 07/15/2004


Blended Coupon 6.2617%


Excess Protection Level
3 Month Average   7.66%
May, 2001   7.55%
April, 2001   7.44%
March, 2001   8.00%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.66%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,958,014,468.94